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EVERGREEN GROUP OF MUTUAL FUNDS                         January 2, 1997
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Supplement to Prospectuses


     Effective December 31, 1996, BISYS Fund Services ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219, acquired the mutual fund administration and distribution business of Furman Selz LLC ("Furman"). Accordingly, BISYS now acts as sub-administrator for each fund in the Evergreen Group of Mutual Funds in place of Furman.


     Evergreen Keystone Distributor, Inc. ("EKD"), located at 120 Clove Road, Little Falls, New Jersey 07424, and formerly known as Evergreen Funds Distributor, Inc. ("EFD"), is the distributor for the Evergreen Keystone Group of Mutual Funds. EKD is an affiliate of BISYS, having been acquired by BISYS on January 3, 1997.

     The rate of compensation for BISYS and EKD will remain unchanged from the compensation formerly paid to Furman and EKD prior to January 1, 1997.